1933 Act File No. 2-57181
                                                      1940 Act File No. 811-2677

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
    Pre-Effective Amendment No.      ..............................
    Post-Effective Amendment No.   64  ............................       X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X

    Amendment No.   48   ..........................................        X
                   FEDERATED MUNICIPAL SECURITIES FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

It is proposed that this filing will become effective:

 _  immediately upon filing pursuant to paragraph (b)
 _  on ___________ pursuant to paragraph (b)
 X  60 days after filing pursuant to paragraph (a)(i)
 __ on             pursuant to paragraph (a)(i)
 _ 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   Copies to:
Matthew G. Maloney, Esquire
Dickstein Shapiro LLP
1875 Eye Street, NW
Washington, DC  20006











FEDERATED MUNICIPAL SECURITIES FUND, INC.



PROSPECTUS



MAY 31, 2007


CLASS A SHARES

CLASS B SHARES

CLASS C SHARES




A mutual fund seeking to provide for its shareholders a high level of current income which is exempt from federal regular income tax by investing at least a majority of its assets in a portfolio of (1) long-term tax-exempt securities and
(2) investment-grade, tax-exempt securities.


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      CONTENTS
                                      Risk/Return Summary
                                      What are the Fund's Fees and Expenses?
                                      What are the Fund's Investment Strategies?
                                      What are the Principal Securities in Which the Fund Invests?
                                      What are the Specific Risks of Investing in the Fund?
                                      What Do Shares Cost?
                                      How is the Fund Sold?
                                      Payments to Financial Intermediaries
                                      How to Purchase Shares
                                      How to Redeem and Exchange Shares
                                      Account and Share Information
                                      Who Manages the Fund?
                                      Legal Proceedings
                                      Financial Information
                                      Appendix A: Hypothetical Investment and
                                      Expense Information

NOT FDIC INSURED  *  MAY LOSE VALUE  *  NO BANK GUARANTEE





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RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund pursues its objective by investing its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax. The Fund's investment adviser (Adviser) also normally (except as discussed herein) will invest the Fund's assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations (AMT), such that, normally, distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund's investment objective, the Adviser may invest the Fund's assets in securities that may be subject to AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.

The Fund does not limit itself to securities of a particular maturity range. Currently, the Fund invests at least a majority of its assets in long-term tax-exempt securities (i.e., securities with stated maturities of 10 years or more).

The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.

The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

The Fund also may invest in certain securities as described herein that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

*INTEREST RATE RISKS. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on prices of fixed income securities with longer durations.
*CREDIT RISKS. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Non-investment grade securities generally have a higher default risk than investment grade securities.
*LIQUIDITY RISKS. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Non-investment grade securities generally have less liquidity than investment grade securities. Over-the- counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
*TAX RISKS. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short- term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.
*LEVERAGE RISKS. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such and investment magnify the Fund's risk of loss and potential for gain.
*CALL RISKS. The Fund's performance may be adversely affected by the possi-bility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
*SECTOR RISKS. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.
*PREPAYMENT RISKS. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
*RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, derivative contracts and hybrid instruments may involve other risks described in this prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
*RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES. The Fund may invest a portion of its assets in securities rated below investment grade (which are also known as junk bonds), which may be subject to credit, interest rate and liquidity risks than investment grade securities.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.






                                      2




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RISK/RETURN BAR CHART AND TABLE
To be Filed by Amendment





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








WHAT ARE THE FUND'S FEES AND EXPENSES?

To be Filed by Amendment









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








WHAT ARE THE FUND'S INVESTMENT STRATEGIES?


The Fund pursues its objective by investing its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax. The Fund's investment adviser (Adviser) also normally (except as discussed herein) will invest the Fund's assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations (AMT), such that, normally, distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund's investment objective, the Adviser may invest the Fund's assets in securities that may be subject to AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.

The Fund does not limit itself to securities of a particular maturity range. Currently, the Fund invests at least a majority of its assets in long-term tax-exempt securities (i.e., securities with stated maturities of 10 years or more).

The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities, and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.

The amount of the Fund's assets invested in long-term or investment-grade tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio.

Investment-grade securities are securities that receive investment grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated "AAA," "AA," "A" or "BBB" by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or non-investment grade securities) are securities that do not receive investment grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated "B: or "BB" by Standard & Poor's, an NRSRO, would be non-investment grade securities.

The investment grade tax-exempt securities in which the Fund invests generally are subject to interest rate, credit, liquidity, tax, leverage, call, sector and prepayment risks, and the risks of investment in derivatives contracts and hybrid instruments, all as described in this Prospectus. The non-investment grade securities in which the Fund invests are subject to these risks, as well as the risks of investing in non-investment grade securities as described in this Prospectus.

The Adviser of the Fund actively manages the Fund's portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and provide superior levels of after-tax total return.

The Adviser manages the Fund's interest rate risk by adjusting the duration of its portfolio. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the potential change in the portfolio's value in response to a change in market interest rates. The Adviser will increase or reduce the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including the following:

*current and expected U.S. economic growth;
*current and expected interest rates and inflation;
*the Federal Reserve Board's monetary policy; and
*supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including the following:
*the economic feasibility of revenue bond financings and general purpose financings;
*the financial condition of the issuer or guarantor; and *political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.
 The Adviser attempts to provide superior levels of after-tax total return.Total return consists of two components: (1) income received from the Fund's portfolio securities; and (2) changes in the market value of the Fund's portfolio securities and attendant increase or decrease in the net asset value
(NAV) of Fund Shares.. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions. In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter in credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders. The ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund's annual distributions.

The Adviser's ability to formulate an accurate interest rate outlook, coupled with effective management of the Fund's duration as described above, is critical to the Adviser's achievement of this component of its strategy. The Adviser will seek to further enhance after-tax total return by engaging in a relative value analysis; that is, the Adviser will assess the cost of a tax-exempt security compared with other tax-exempt securities and taxable securities such as U.S. Treasury obligations. The Adviser may also allocate investments in sectors of the tax- exempt market that offer the highest return.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities or types of securities in which the Fund may invest directly or to gain exposure to the municipal bond sector. The Fund may also, for example, use derivative contracts to:

   *  increase or decrease the effective duration of the Fund portfolio;
   *  obtain premiums from the sale of derivative contracts;
   *  realize gains from trading a derivative contract; or
   *  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to receive and distribute taxable income to investors. It may also cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.



WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?


TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of the bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a "fixed income" security must repay the principal amount of the security, normally within a specified time.
 Typically, states, counties, cities, and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.


GENERAL OBLIGATION BONDS
General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

PRIVATE ACTIVITY BONDS
Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.
 The interest on many types of private activity bonds is subject to AMT. The Fund may invest in bonds subject to AMT.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.


MUNICIPAL LEASES
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
 The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

 There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay- in-kind or PIK securities.


INVERSE FLOATERS

An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.


MUNICIPAL MORTGAGE-BACKED SECURITIES
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interest in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage- backed securities generally have fixed-interest rates.

PACS

PACs (planned amortization classes) are a sophisticated form of municipal mort-gage-backed security issued with a companion class. PACs receive principal pay-ments and prepayments at a specified rate. In addition, PACs will receive the companies classes' shares of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.


VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.

MUNICIPAL NOTES
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
 Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

 Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.
 The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index). The Fund may trade in the following specific types and/or combinations of derivative contracts.

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).


OPTIONS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or sell an option on that Reference Instrument.


SWAPS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, and caps and floors.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, currencies, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.



SPECIAL TRANSACTIONS

DELAYED DELIVERY TRANSACTIONS
Delayed delivery transactions, including when-issued transactions, are arrange-ments in which the Fund buys securities for a set price, with payment and deliv-ery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

ASSET COVERAGE
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, an NRSRO, assigns ratings to investment-grade securities ("AAA," "AA," "A," and "BBB") based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment-grade.


  As disclosed in this Prospectus, the Fund may invest up to 49% of its assets in securities rated below investment-grade (or unrated securities of comparable quality). The Fund does not have a specific minimum quality rating.


 If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

INTEREST RATE RISKS

Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Non-investment grade securities generally have a higher default risk than investment grade securities. If an issuer defaults, the Fund will lose money. Many fixed-income securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
 Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury or another baseline index security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
 Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CALL RISKS
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
 If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

SECTOR RISKS
A substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or other companies with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

TAX RISKS
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
 Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall.

 The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.


LEVERAGE RISKS
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
 Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Non-investment grade securities generally have less liquidity than investment grade securities.
 Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


PREPAYMENT RISKS
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding municipal mortgage-backed securities.

For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.

Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.


RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in over-the-counter (OTC) derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's SAI, such as interest rate, credit, liquidity and leverage risks.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate, credit and liquidity risks than investment grade securities. For example, their prices are more are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 49% of its assets.

WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The Fund generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost. Prices furnished by an independent pricing service are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Directors (Board). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier
than the end of regular trading on the NYSE.    In such cases, use of fair
valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

                                           MAXIMUM SALES CHARGES
                    MINIMUM
                    INITIAL/SUBSEQUENT                       CONTINGENT
                    INVESTMENT             FRONT-END         DEFERRED
 SHARES OFFERED     AMOUNTS1               SALES CHARGE2     SALES CHARGE3
 Class A            $1,500/$100            4.50%             0.00%
 Class B            $1,500/$100            None              5.50%
 Class C            $1,500/$100            None              1.00%

1 The minimum subsequent investment amount for Systematic Investment Programs
(SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Limits on Class B and Class C Shares" below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."
3 See "Sales Charge When You Redeem."
As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.


Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.



SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

 CLASS A SHARES
                                       Sales Charge
                                       as a Percentage     Sales Charge
                                       of Public           as a Percentage
 Purchase Amount                       Offering Price      of NAV
 Less than $100,000                    4.50%               4.71%
 $100,000 but less than $250,000       3.75%               3.90%
 $250,000 but less than $500,000       2.50%               2.56%
 $500,000 but less than $1 million     2.00%               2.04%
 $1 million or greater1                0.00%               0.00%
1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS


Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.


In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.


CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE AT PURCHASE OF CLASS A SHARES ONLY, MAY BE REDUCED OR ELIMINATED BY:

LARGER PURCHASES
 {circle}purchasing Class A Shares in greater quantities to reduce the applicable sales charge;


CONCURRENT AND ACCUMULATED PURCHASES
   {circle}combining concurrent purchases of and/or current investments in Class
      A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or


LETTER OF INTENT
   {circle}signing a letter of intent to purchase a qualifying amount of Class A
      Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.



PURCHASE LIMITS ON CLASS B AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class B Shares are generally limited to $100,000 and an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.



ELIMINATING THE SALES CHARGE

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:

      {circle}within 120 days of redeeming Shares of an equal or greater amount;

      {circle}through a financial intermediary that did not receive a dealer reallowance on the purchase;

      {circle}with reinvested dividends or capital gains;


      {circle}as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;


      {circle}as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

      {circle}as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

      {circle}pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.


SALES CHARGE WHEN YOU REDEEM
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

TO KEEP THE SALES CHARGE AS LOW AS POSSIBLE, THE FUND REDEEMS YOUR SHARES IN THIS ORDER:

   {circle}Shares that are not subject to a CDSC; and

   {circle}Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.


CLASS A SHARES

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

CLASS B SHARES:
Shares Held Up To:                                   CDSC
1 Year                                               5.50%
2 Years                                              4.75%
3 Years                                              4.00%
4 Years                                              3.00%
5 Years                                              2.00%
6 Years                                              1.00%
7 Years or More                                      0.00%

CLASS C SHARES:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.


If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, YOU WILL NOT BE CHARGED A CDSC WHEN REDEEMING SHARES:

   {circle}following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

   {circle}representing minimum required distributions from an Individual
      Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   {circle}purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

   {circle}purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   {circle}purchased through a financial intermediary that did not receive an advance commission on the purchase;

   {circle}purchased with reinvested dividends or capital gains;

   {circle}redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or

   {circle}purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange); or


CLASS B SHARES ONLY


   {circle}which are qualifying redemptions of Class B Shares under a Systematic
      Withdrawal Program.



HOW IS THE FUND SOLD?

The Fund offers three Share classes: Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. The Fund may not be a suitable investment for retirement plans. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).



PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:



CLASS A SHARES
                                   DEALER REALLOWANCE
                                   AS A PERCENTAGE OF
 PURCHASE AMOUNT                   PUBLIC OFFERING PRICE
 Less than $100,000                4.00%
 $100,000 but less than $250,000   3.25%
 $250,000 but less than $500,000   2.25%
 $500,000 but less than $1 million 1.80%
 $1 million or greater             0.00%

ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:


CLASS A SHARES (FOR PURCHASES OVER $1 MILLION)
                               ADVANCE COMMISSION
                               AS A PERCENTAGE OF
 PURCHASE AMOUNT               PUBLIC OFFERING PRICE
 First $1 million - $5 million 0.75%
 Next $5 million - $20 million 0.50%
 Over $20 million              0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

                        ADVANCE COMMISSION
                        AS A PERCENTAGE OF
 CLASS B SHARES         PUBLIC OFFERING PRICE
 All Purchase Amounts   Up to 5.00%
                               ADVANCE COMMISSION
                               AS A PERCENTAGE OF
 CLASS C SHARES                PUBLIC OFFERING PRICE
 All Purchase Amounts          1.00%



RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.75% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class B Shares and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.



SERVICE FEES
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.



RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.


THROUGH A FINANCIAL INTERMEDIARY
{circle}Establish an account with the financial intermediary; and

{circle}Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND
{circle}Establish your account with the Fund by submitting a completed New
  Account Form; and

{circle}Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


BY WIRE
Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


BY CHECK
Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and send it to:


   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject ANY purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to THE FEDERATED FUNDS (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your financial intermediary.



BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

{circle}through a financial intermediary if you purchased Shares through a financial intermediary; or

{circle}directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

BY TELEPHONE
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


BY MAIL
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:


  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
All requests must include:

{circle}Fund Name and Share Class, account number and account registration;

{circle}amount to be redeemed or exchanged;

{circle}signatures of all shareholders exactly as registered; and

{circle}IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


SIGNATURE GUARANTEES
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

{circle}your redemption will be sent to an address other than the address of record;

{circle}your redemption will be sent to an address of record that was changed within the last 30 days;

{circle}a redemption is payable to someone other than the shareholder(s) of record; or

{circle}IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

{circle}an electronic transfer to your account at a financial institution that is an ACH member; or

{circle}wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


REDEMPTION IN KIND
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

{circle}to allow your purchase to clear (as discussed below);

{circle}during periods of market volatility;

{circle}when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or

{circle}during any period when the Federal Reserve wire or applicable Federal
  Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

{circle}when the NYSE is closed, other than customary weekend and holiday closings;

{circle}when trading on the NYSE is restricted, as determined by the SEC; or

{circle}in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.



EXCHANGE PRIVILEGE
You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

{circle}ensure that the account registrations are identical;

{circle}meet any minimum initial investment requirements; and

{circle}receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.



SYSTEMATIC WITHDRAWAL PROGRAM (SWP) ON CLASS B SHARES

You will not be charged a CDSC on SWP redemptions if:

{circle}you redeem 12% or less of your account value in a single year;

{circle}you reinvest all dividends and capital gains distributions; and

{circle}your account has at least a $10,000 balance when you establish the SWP.
  (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.


ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


SHARE CERTIFICATES
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.


If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.



ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.



FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration), recent portfolio purchase and sale transactions, and a percentage breakdown of the portfolio by credit quality.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.


You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.




WHO MANAGES THE FUND?


The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.



PORTFOLIO MANAGEMENT INFORMATION

J. SCOTT ALBRECHT
J. Scott Albrecht has been the Fund's Portfolio Manager since May 1996. He is Vice President of the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996.
Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.
 The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Adviser receives an annual investment advisory fee of 0.30% of the Fund's average daily net assets plus 4.50% of the Fund's gross income. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated March 31, 2007.




LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.


To be filed by amendment

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


To be filed by amendment

A Statement of Additional Information (SAI) dated May 31, 2007, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.


These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-2677

Cusip 313913105

Cusip 313913204

Cusip 313913303


G00322-01 (5/07)














FEDERATED MUNICIPAL SECURITIES FUND, INC.



STATEMENT OF ADDITIONAL INFORMATION


MAY 31, 2007


CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Municipal Securities Fund, Inc. (Fund), dated May 31, 2007.


This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.





                                         CONTENTS

                                         How is the Fund Organized?......
                                         Securities in Which the Fund Invests...
                                         What Do Shares Cost?...................
                                         How is the Fund Sold?..................
                                         Exchanging Securities for Shares.......
                                         Subaccounting Services.................
                                         Redemption in Kind.....................
                                         Account and Share Information..........
                                         Tax Information........................
                                         Who Manages and Provides Services to
                                         the Fund?..............................
                                         How Does the Fund Measure Performance?.
                                         Who is Federated Investors, Inc.?......
                                         Financial Information..................
                                         Investment Ratings.....................
                                         Addresses..............................
                                         Appendix...............................



Federated Municipal Securities Fund. Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FEDERATEDINVESTORS.COM
or call 1-800-341-7400.
Federated Securities Corp., Distributor

8051601B (5/07)

Federated is a registered mark
of Federated Investors, Inc.
2007 {copyright}Federated Investors, Inc.













                                -0-

HOW IS THE FUND ORGANIZED?

The Fund is a diversified open-end, management investment company that was established under the laws of the State of Maryland on September 10, 1976.


The Board of Directors (Board) has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).




SECURITIES IN WHICH THE FUND INVESTS

The principal securities in which the Fund invests are discussed in the Fund's prospectus. In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:


SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities, in addition to those listed in the prospectus, in which the Fund invests:


ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates or similar securities. Asset-backed securities have prepayment risks.


CREDIT ENHANCEMENT
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.



TAX-EXEMPT COMMERCIAL PAPER
Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issues may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.



DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time.
Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:


FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).


OPTIONS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or write an option on that Reference Instrument.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).


SWAPS
A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a "notional principal amount") in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RETURN SWAPS
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to the other party (the "Protection Seller"), provided that no designated event of default, restructuring or other credit related event (each a "Credit Event") occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the "Reference Obligation"). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the "Deliverable Obligation"). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be "cash settled," which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the
CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following two forms: First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


CREDIT LINKED NOTE
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") with respect to which the Valuation Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a "Reference Credit"). The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a "Credit Event") with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.



REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.



HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.



SPECIAL TRANSACTIONS

INTER-FUND BORROWING AND LENDING ARRANGEMENTS
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

ASSET SEGREGATION
In accordance with SEC and SEC staff positions regarding the interpretation of the 1940 Act, with respect to derivatives that create a future payment obligation of the Fund, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that is sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the "net amount"). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of (a) the current market value of the Reference Instrument deliverable under the call option or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk Factors." Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivatives contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.



TEMPORARY DEFENSIVE INVESTMENTS
The Fund may make temporary defensive investments in the following taxable securities (in addition to taxable repurchase agreement and reverse repurchase agreement investments):


TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


BANK INSTRUMENTS
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.


Investors regard agency securities as having low credit risks, but not as low as Treasury securities.


CORPORATE DEBT SECURITIES
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.


INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


CREDIT RISKS

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a "AAA" rated general obligation security or index with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

The non-investment grade securities in which the Fund may invest generally have a higher default risk thaninvestment grade securities.

TAX RISKS
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall.


The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund may be subject to AMT.



LIQUIDITY RISKS

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. Non-investment grade securities generally have less liquidity than investment grade securities.



LEVERAGE RISKS
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.


PREPAYMENT RISKS
Like municipal mortgage backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund's prospectus and this SAI.




RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as interest rate, credit, liquidity and leverage risks.


RISKS ASSOCIATED WITH THE INVESTMENT ACTIVITIES OF OTHER ACCOUNTS
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under "Brokerage Transactions and Investment Allocation."

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICY
The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. The fundamental investment objective and policy may not be changed by the Board without shareholder approval.



INVESTMENT LIMITATIONS

DIVERSIFICATION
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.


BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940
Act).


INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


INVESTING IN COMMODITIES
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.


UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


LENDING
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more that 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.


PLEDGING ASSETS
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


PURCHASES ON MARGIN
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


RESTRICTED SECURITIES
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

The Fund applies its concentration of investments restrictions as follows:

      {circle}utility companies will be divided according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry;

      {circle}financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and

      {circle}asset-backed securities will be classified according to the underlying assets securing such securities.


DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

      {circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;


      {circle}for credit default swaps, according to the prices as furnished by an independent pricing service which are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors;

      {circle}for fixed-income securities, according to the prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;

      {circle}for investment in other open-end regulated investment companies, based on net asset value (NAV); and

      {circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Board has approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.



WHAT DO SHARES COST?


The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.



The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.



HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 PLAN CLASS B SHARES AND CLASS C SHARES
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses. In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While National Association of Securities Dealers (NASD) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.


SUPPLEMENTAL PAYMENTS
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.


PROCESSING SUPPORT PAYMENTS
The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.


RETIREMENT PLAN PROGRAM SERVICING PAYMENTS
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.


OTHER BENEFITS TO FINANCIAL INTERMEDIARIES
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.


UNDERWRITING COMMISSIONS

The following chart reflects the total front-end sales charges and contingent deferred sales charges paid in connection with the sale of Class A Shares and Class C Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended March 31, 2006:

                   2007                     2006                     2005

          TOTAL SALES               TOTAL SALES             TOTAL SALES   AMOUNT
          CHARGES       AMOUNT      CHARGES     AMOUNT      CHARGES     RETAINED
                        RETAINED                RETAINED
Class A   $000          $000        $141,017    $15,737     $225,460     $56,293
Shares
Class C   $000          $000         $19,707     $1,603     $9,815        $3,847
Shares


(TO BE FILED BY AMENDMENT.)




EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.



SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.



REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.



ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares.


As of May XX, 2007, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

(TO BE FILED BY AMENDMENT.)




TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.



WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF DIRECTORS

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of May XX, 2007, the Fund's Board and Officers as a group owned less than 1% of each Class of the Fund's outstanding Shares.

(TO BE FILED BY AMENDMENT.)


INTERESTED DIRECTORS BACKGROUND AND COMPENSATION

                                                                                                          AGGREGATE
                                                                                                       COMPENSATION
                                                                                                       FROM FUND(S)
                                                                                                       (PAST FISCAL            TOTAL
NAME                                                                                                          YEAR)     COMPENSATION
BIRTH DATE                                                                                                                 FROM FUND
ADDRESS                                                                                                                          AND
POSITIONS                                                                                                                  FEDERATED
HELD WITH        PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,                                                           FUND COMPLEX
FUND             OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)                                                             (PAST
DATE SERVICE                                                                                                                CALENDAR
BEGAN                                                                                                                          YEAR)
JOHN F.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                       $0               $0
DONAHUE*         Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund
Birth Date:      Complex's Executive Committee.
July 28,
1924             PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee, Federated
DIRECTOR         Investment Management Company and Chairman and Director, Federated Investment
Began            Counseling.
serving:
September
1976

J.               PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of the Federated               $0               $0
CHRISTOPHER      Fund Complex; Director or Trustee of some of the Funds in the Federated Fund
DONAHUE*         Complex; President, Chief Executive Officer and Director, Federated Investors,
Birth Date:      Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee,
April 11,        Federated Investment Counseling; Chairman and Director, Federated Global
1949             Investment Management Corp.; Chairman, Federated Equity Management Company of
PRESIDENT        Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of
AND DIRECTOR     Federated); Trustee, Federated Shareholder Services Company; Director, Federated
Began            Services Company.
serving:
December         PREVIOUS POSITIONS: President, Federated Investment Counseling; President and
1986             Chief Executive Officer, Federated Investment Management Company, Federated
                 Global Investment Management Corp. and Passport Research, Ltd.

LAWRENCE D.      PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                  $000.00         $180,000
ELLIS, M.D.*     Professor of Medicine, University of Pittsburgh; Medical Director, University of
Birth Date:      Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist,
October 11,      University of Pittsburgh Medical Center.
1932
3471 Fifth       OTHER DIRECTORSHIPS HELD: Member, National Board of Trustees, Leukemia Society of
Avenue           America.
Suite 1111
Pittsburgh,      PREVIOUS POSITIONS: Trustee, University of Pittsburgh; Director, University of
PA               Pittsburgh Medical Center.
DIRECTOR
Began
serving:
August 1987

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND AND COMPENSATION

                                                                                                          AGGREGATE
                                                                                                       COMPENSATION
                                                                                                       FROM FUND(S)
                                                                                                       (PAST FISCAL            TOTAL
NAME                                                                                                          YEAR)     COMPENSATION
BIRTH DATE                                                                                                                 FROM FUND
ADDRESS                                                                                                                          AND
POSITIONS                                                                                                                  FEDERATED
HELD WITH        PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS,                                                           FUND COMPLEX
FUND             OTHER DIRECTORSHIPS HELD AND PREVIOUS POSITION(S)                                                             (PAST
DATE SERVICE                                                                                                                CALENDAR
BEGAN                                                                                                                          YEAR)
THOMAS G.        PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                   $000.00         $198,000
BIGLEY
Birth Date:      OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee, Children's
February 3,      Hospital of Pittsburgh; Director, University of Pittsburgh.
1934
15 Old           PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
Timber Trail
Pittsburgh,
PA
DIRECTOR
Began
serving:
November
1994

JOHN T.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                  $000.00         $198,000
CONROY, JR.      Chairman of the Board, Investment Properties Corporation; Partner or Trustee in
Birth Date:      private real estate ventures in Southwest Florida.
June 23,
1937             PREVIOUS POSITIONS: President, Investment Properties Corporation; Senior Vice
Investment       President, John R. Wood and Associates, Inc., Realtors; President, Naples
Properties       Property Management, Inc. and Northgate Village Development Corporation.
Corporation
3838 North
Tamiami
Trail
Suite 402
Naples, FL
DIRECTOR
Began
serving:
August 1991

NICHOLAS P.      PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                   $000.00         $198,000
CONSTANTAKIS
Birth Date:      OTHER DIRECTORSHIPS HELD: Director and Member of the Audit Committee, Michael
September 3,     Baker Corporation (engineering and energy services worldwide).
1939
175              PREVIOUS POSITION: Partner, Andersen Worldwide SC.
Woodshire
Drive
Pittsburgh,
PA
DIRECTOR
Began
serving:
February
1998

JOHN F.          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex;                   $000.00         $180,000
CUNNINGHAM       Director, QSGI, Inc. (technology services company).
Birth Date:
March 5,         OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive Officer,
1943             Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston
353 El           College.
Brillo Way
Palm Beach,      PREVIOUS POSITIONS: Director, Redgate Communications and EMC Corporation
FL               (computer storage systems); Chairman of the Board and Chief Executive Officer,
DIRECTOR         Computer Consoles, Inc.; President and Chief Operating Officer, Wang
Began            Laboratories; Director, First National Bank of Boston; Director, Apollo Computer,
serving:         Inc.
July 1999

PETER E.         PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund Complex.                   $000.00         $180,000
MADDEN
Birth Date:      OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College.
March 16,
1942             PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts General Court;
One Royal        President, State Street Bank and Trust Company and State Street Corporation
Palm Way         (retired); Director, VISA USA and VISA International; Chairman and Director,
100 Royal        Massachusetts Bankers Association; Director, Depository Trust Corporation;
Palm Way         Director, The Boston Stock Exchange.
Palm Beach,
FL
DIRECTOR
Began
serving:
August 1991

CHARLES F.       PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                  $000.00         $198,000
MANSFIELD,       Management Consultant.
JR.
Birth Date:      PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank; Partner,
April 10,        Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail
1945             Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA
80 South         (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of
Road             Banking and Finance, Frank G. Zarb School of Business, Hofstra University;
Westhampton      Executive Vice President DVC Group, Inc. (marketing, communications and
Beach, NY        technology).
DIRECTOR
Began
serving:
July 1999

JOHN E.          PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board of                   $000.00         $234,000
MURRAY, JR.,     Directors or Trustees, of the Federated Fund Complex; Chancellor and Law
J.D., S.J.D.     Professor, Duquesne University; Partner, Murray, Hogue & Lannis.
Birth Date:
December 20,     OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering,
1932             construction, operations and technical services).
Chancellor,
Duquesne         PREVIOUS POSITIONS: President, Duquesne University; Dean and Professor of Law,
University       University of Pittsburgh School of Law; Dean and Professor of Law, Villanova
Pittsburgh,      University School of Law.
PA
CHAIRMAN AND
DIRECTOR
Began
serving:
February
1995

THOMAS M.        PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund Complex;                  $000.00          $45,000
O'NEILL          Managing Director and Partner, Navigator Management Company, L.P. (investment and
Birth Date:      strategic consulting).
June 14,
1951             OTHER DIRECTORSHIPS HELD: Director, Midway Pacific (lumber); Board of Overseers,
95 Standish      Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Street
P.O. Box         PREVIOUS POSITIONS: Chief Executive Officer and President, Managing Director and
2779             Chief Investment Officer, Fleet Investment Advisors; President and Chief
Duxbury, MA      Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman,
DIRECTOR         Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam
Began            Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.
serving:
October 2006
MARJORIE P.      PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex.                 $000.00         $180,000
SMUTS
Birth Date:      PREVIOUS POSITIONS: Public Relations/Marketing Consultant/Conference Coordinator;
June 21,         National Spokesperson, Aluminum Company of America; television producer;
1935             President, Marj Palmer Assoc.; Owner, Scandia Bord.
4905 Bayard
Street
Pittsburgh,
PA
DIRECTOR
Began
serving:
February
1984

JOHN S.          PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex;                 $000.00         $180,000
WALSH            President and Director, Heat Wagon, Inc. (manufacturer of construction temporary
Birth Date:      heaters); President and Director, Manufacturers Products, Inc. (distributor of
November 28,     portable construction heaters); President, Portable Heater Parts, a division of
1957             Manufacturers Products, Inc.
2604 William
Drive            PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
Valparaiso,
IN
DIRECTOR
Began
serving:
January 1999
JAMES F.         PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund Complex; Prior           $000.00         $134,416
WILL             to June 2006, Vice Chancellor and President, Saint Vincent College.
Birth Date:
October 12,      OTHER DIRECTORSHIPS HELD: Trustee, Saint Vincent College; Alleghany Corporation.
1938
721 E.           PREVIOUS POSITIONS: Chairman, President and Chief Executive Officer, Armco, Inc.;
McMurray         President and Chief Executive Officer, Cyclops Industries; President and Chief
Road             Operating Officer, Kaiser Steel Corporation.
McMurray PA
DIRECTOR
Began
serving:
April 2006



OFFICERS**




NAME
BIRTH DATE
POSITIONS
HELD WITH
FUND        PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITION(S)
DATE
SERVICE
BEGAN
MARY JO     PRINCIPAL OCCUPATIONS:  Ms. Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and is
OCHSON      a Vice President of the Fund. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice
Birth Date: President of the Fund's Adviser since 1996.  Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in
September   Finance from the University of Pittsburgh.
12, 1953
CHIEF
INVESTMENT
OFFICER
Began
serving:
May 2004

JOHN W.     PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive
MCGONIGLE   Vice President, Secretary and Director, Federated Investors, Inc.
Birth Date:
October 26, PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director,
1938        Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
EXECUTIVE
VICE
PRESIDENT
Began
serving:
September
1976

BRIAN P.    PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President
BOUDA       and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda
Birth Date: joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
February
28, 1947
SR. VICE
PRESIDENT
Began
serving:
January
2006

RICHARD A.  PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President,
NOVAK       Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services,
Birth Date: Inc. and Southpointe Distribution Services, Inc.
December
25, 1963    PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held
TREASURER   various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Began
serving:
January
2006

RICHARD B.  PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice
FISHER      Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth Date:
May 17,     PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice
1923        President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
VICE
PRESIDENT
Began
serving:
January
1985

J. SCOTT    PRINCIPAL OCCUPATIONS:  J. Scott Albrecht has been the Fund's Portfolio Manager since May 2004. He is Vice President of
ALBRECHT    the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005
Birth Date: and serves as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager
June 1,     since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his
1960        M.S. in Public Management from Carnegie Mellon University.
VICE
PRESIDENT
Began
serving:
May 2004

**Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

COMMITTEES OF THE BOARD

                                                                                                                           MEETINGS
BOARD          COMMITTEE                                                                                                   HELD
COMMITTEE      MEMBERS          COMMITTEE FUNCTIONS                                                                        DURING
                                                                                                                           LAST
                                                                                                                           FISCAL
                                                                                                                           YEAR
EXECUTIVE      John F.          In between meetings of the full Board, the Executive Committee generally may exercise      None
               Donahue          all the powers of the full Board in the management and direction of the business and
               John E.          conduct of the affairs of the Corporation in such manner as the Executive Committee
               Murray, Jr.,     shall deem to be in the best interests of the Corporation.  However, the Executive
               J.D., S.J.D.     Committee cannot elect or remove Board members, increase or decrease the number of
               John S.          Directors, elect or remove any Officer, declare dividends, issue shares or recommend
               Walsh            to shareholders any action requiring shareholder approval.

AUDIT          Thomas G.        The purposes of the Audit Committee are to oversee the accounting and financial            Five
               Bigley           reporting process of the Fund, the Fund`s internal control over financial reporting,
               John T.          and the quality, integrity and independent audit of the Fund`s financial statements.
               Conroy, Jr.      The Committee also oversees or assists the Board with the oversight of compliance with
               Nicholas P.      legal requirements relating to those matters, approves the engagement and reviews the
               Constantakis     qualifications, independence and performance of the Fund`s independent registered
               Charles F.       public accounting firm, acts as a liaison between the independent registered public
               Mansfield,       accounting firm and the Board and reviews the Fund`s internal audit function.
               Jr.

NOMINATING     Thomas G.        The Nominating Committee, whose members consist of all Independent Directors, selects      None
               Bigley           and nominates persons for election to the Fund`s Board when vacancies occur. The
               John T.          Committee will consider candidates recommended by shareholders, Independent Directors,
               Conroy, Jr.      officers or employees of any of the Fund`s agents or service providers and counsel to
               Nicholas P.      the Fund. Any shareholder who desires to have an individual considered for nomination
               Constantakis     by the Committee must submit a recommendation in writing to the Secretary of the Fund,
               John F.          at the Fund's address appearing on the back cover of this Statement of Additional
               Cunningham       Information. The recommendation should include the name and address of both the
               Peter E.         shareholder and the candidate and detailed information concerning the candidate's
               Madden           qualifications and experience. In identifying and evaluating candidates for
               Charles F.       consideration, the Committee shall consider such factors as it deems appropriate.
               Mansfield,       Those factors will ordinarily include:  integrity, intelligence, collegiality,
               Jr.              judgment, diversity, skill, business and other experience, qualification as an
               John E.          "Independent Director," the existence of material relationships which may create the
               Murray, Jr.      appearance of a lack of independence, financial or accounting knowledge and
               Thomas M.        experience, and dedication and willingness to devote the time and attention necessary
               O'Neill          to fulfill Board responsibilities.
               Marjorie P.
               Smuts
               John S.
               Walsh
               James F.
               Will

(TO BE FILED BY AMENDMENT.)

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2006

                                      DOLLAR RANGE OF                  AGGREGATE
                                      SHARES OWNED               DOLLAR RANGE OF
                                      IN FEDERATED               SHARES OWNED IN
INTERESTED                            MUNICIPAL SECURITIES   FEDERATED FAMILY OF
BOARD MEMBER NAME                      FUND, INC.           INVESTMENT COMPANIES

John F. Donahue                             None                Over $100,000
J. Christopher Donahue                      None                Over $100,000
Lawrence D. Ellis, M.D.               $1-$10,000                Over $100,000

INDEPENDENT
BOARD MEMBER NAME
Thomas G. Bigley                            None                 Over $100,000
John T. Conroy, Jr.                         None                 Over $100,000
Nicholas P. Constantakis                    None                 Over $100,000
John F. Cunningham                          None                 Over $100,000
Peter E. Madden                             None                 Over $100,000
Charles F. Mansfield, Jr.                   None                 Over $100,000
John E. Murray, Jr., J.D., S.J.D.           None                 Over $100,000
Thomas M. O'Neill                           None                 Over $100,000
Marjorie P. Smuts                           None                 Over $100,000
John S. Walsh                               None                 Over $100,000
James F. Will                               None                     None



INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.


PORTFOLIO MANAGER INFORMATION

The following information about the Fund's Portfolio Manager is provided as of January 31, 2007.


Other Accounts Managed           Total Number of Other Accounts Managed/
by J. Scott Albrecht             -Total Assets*

Registered Investment Companies  4 Funds/ $653.234 million
Other Pooled Investment Vehicles 0
Other Accounts                   0



* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

J. Scott Albrecht is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard.  Investment Product Performance (IPP) is the predominant factor.   Of
lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is predicated on meeting rolling 1, 3, and 5 calendar year pre-tax gross total return targets versus a designated peer group of comparable accounts. If the gross total return targets are met, IPP is calculated based on 1, 3, and 5 calendar year pre-tax gross income return versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Albrecht is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. In this regard, any account for which the total return target is not met will receive a score of zero. In addition, Mr. Albrecht assists in setting and implementing derivatives strategies for municipal bond accounts. A portion of the IPP score is based on Federated's senior management's assessment of his contribution in that area.

Leadership/Teamwork/Communication is assessed by Federated's management.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.


As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.


OTHER RELATED SERVICES
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.


PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.


CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

PROXY VOTING REPORT
A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month (except for recent purchase and sale transaction information, which is updated quarterly) is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration), recent portfolio purchase and sale transactions, and a percentage breakdown of the portfolio by credit quality.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.



ADMINISTRATOR

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:




                                AVERAGE AGGREGATE DAILY
 MAXIMUM ADMINISTRATIVE FEE     NET ASSETS OF THE FEDERATED FUNDS
 0.150 of 1%                    on the first $5 billion
 0.125 of 1%                    on the next $5 billion
 0.100 of 1%                    on the next $10 billion
 0.075 of 1%                    on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.



FEES PAID BY THE FUND FOR SERVICES
(TO BE FILED BY AMENDMENT.)




Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.



HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and ten-year periods ended March 31, 2007.

Yield and Tax-Equivalent Yield are given for the 30-day period ended March 31, 2007.



(TO BE FILED BY AMENDMENT.)



TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.


YIELD AND TAX-EQUIVALENT YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


TAX EQUIVALENCY TABLE
Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the tax- exempt securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.




                 TAXABLE YIELD EQUIVALENT FOR 2007 MULTISTATE MUNICIPAL FUND
TAX BRACKET:
FEDERAL                  10.00%      15.00%      25.00%       28.00%       33.00%       35.00%
Joint Return:                $0 -   $15,651 -   $63,701 -   $128,501 -   $195,851 -       Over
                         15,650      63,700     128,500      195,850      349,700     $349,700
Single Return:               $0 -    $7,826 -   $31,851 -    $77,101 -   $160,851 -       Over
                          7,825      31,850      77,100      160,850      349,700     $349,700
TAX-EXEMPT YIELD                             TAXABLE YIELD EQUIVALENT
0.50%                    0.56%       0.59%        0.67%        0.69%        0.75%        0.77%
1.00%                    1.11%       1.18%        1.33%        1.39%        1.49%        1.54%
1.50%                    1.67%       1.76%        2.00%        2.08%        2.24%        2.31%
2.00%                    2.22%       2.35%        2.67%        2.78%        2.99%        3.08%
2.50%                    2.78%       2.94%        3.33%        3.47%        3.73%        3.85%
3.00%                    3.33%       3.53%        4.00%        4.17%        4.48%        4.62%
3.50%                    3.89%       4.12%        4.67%        4.86%        5.22%        5.38%
4.00%                    4.44%       4.71%        5.33%        5.56%        5.97%        6.15%
4.50%                    5.00%       5.29%        6.00%        6.25%        6.72%        6.92%
5.00%                    5.56%       5.88%        6.67%        6.94%        7.46%        7.69%
5.50%                    6.11%       6.47%        7.33%        7.64%        8.21%        8.46%
6.00%                    6.67%       7.06%        8.00%        8.33%        8.96%        9.23%
6.50%                    7.22%       7.65%        8.67%        9.03%        9.70%       10.00%
7.00%                    7.78%       8.24%        9.33%        9.72%       10.45%       10.77%
7.50%                    8.33%       8.82%       10.00%       10.42%       11.19%       11.54%
8.00%                    8.89%       9.41%       10.67%       11.11%       11.94%       12.31%
8.50%                    9.44%      10.00%       11.33%       11.81%       12.69%       13.08%
9.00%                   10.00%      10.59%       12.00%       12.50%       13.43%       13.85%
9.50%                   10.56%      11.18%       12.67%       13.19%       14.18%       14.62%
10.00%                  11.11%      11.76%       13.33%       13.89%       14.93%       15.38%
10.50%                  11.67%      12.35%       14.00%       14.58%       15.67%       16.15%
11.00%                  12.22%      12.94%       14.67%       15.28%       16.42%       16.92%

Note: The maximum marginal tax rate for each bracket was used in calculating the
    taxable yield equivalent.                                Furthermore,
    additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.






WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt, Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.


FEDERATED FUNDS OVERVIEW


EQUITIES
As  of  December   31,   2006,   Federated  managed  48  equity  funds  totaling
approximately $28.7 billion in assets across growth, value, equity income, international, index and sector allocation styles.


TAXABLE FIXED-INCOME
As of December 31, 2006, Federated managed 35 taxable bond funds including: high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $15.2 billion.


TAX FREE FIXED-INCOME
As of December 31, 2006, Federated managed 14 municipal bond funds with approximately $2.9 billion in assets and 22 municipal money market funds with approximately $27.6 billion in total assets.


MONEY MARKET FUNDS
As of December 31, 2006, Federated managed $155.2 billion in assets across 51 money market funds, including 17 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $63.5 billion, $64.0 billion, $27.6 billion and $82.9 million.


The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global Equity; Robert J. Ostrowski, CFA, for Taxable Fixed-Income; Mary Jo Ochson, CFA, for Tax Free Fixed-Income; and Deborah A. Cunningham, CFA, for Money Market Funds.



FINANCIAL INFORMATION


The Financial Statements for the Fund for the fiscal year ended March 31, 2007 are incorporated herein by reference to the Annual Report to Shareholders of Federated Municipal Securities Fund, Inc. dated March 31, 2007.




INVESTMENT RATINGS


STANDARD AND POOR'S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.


B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


D--In payment default. The 'D' rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.



MOODY'S INVESTORS SERVICE (MOODY'S) LONG-TERM DEBT RATINGS
AAA-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


BAA-Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B--HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.


MOODY'S COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

AAA-EXCEPTIONAL. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

AA-VERY STRONG. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

A-STRONG. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

BBB-ADEQUATE. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

BB-SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

B-VERY SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

CCC, CC, C-EXTREMELY SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

D-IN DEFAULT. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ -STRONGEST. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 -OUTSTANDING. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 -SATISFACTORY. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 -ADEQUATE. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 -SPECULATIVE. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

D-IN DEFAULT. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

POSITIVE-Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

NEGATIVE-Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

STABLE-Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES


FEDERATED MUNICIPAL SECURITIES FUND, INC.

Class A Shares

Class B Shares

Class C Shares



Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


INVESTMENT ADVISER
Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:


CUSTODIAN
State Street Bank and Trust Company



SECURITIES LENDING AGENT
N/A


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP


LEGAL COUNSEL

Dickstein Shapiro LLP

Reed Smith LLP

SERVICE PROVIDERS
Bloomberg

Factset

Wilshire Associates, Inc.


SECURITY PRICING SERVICES
Reuters

Standard & Poor's

FT Interactive Data

Bear Stearns


RATINGS AGENCIES
Standard & Poor's


PERFORMANCE REPORTING/PUBLICATIONS
Fidelity-Strategic Advisors

Lipper

Morningstar

NASDAQ

Reuters

Value Line

Wiesenberger/Thomson Financial


OTHER
Investment Company Institute

Astec Consulting Group, Inc.




Endnotes





PART C.     OTHER INFORMATION.

Item 23.     Exhibits:

             a)                  Conformed Copy of Articles of
                                 Restatement of the Registrant
                                 (including Amendment Nos. 4-13); (20)
             b)     (i)          Copy of By-Laws of the Registrant
                                 (including Amendment Nos. 11-13); (20)
                    (ii)         Copy of Amendment #14 to the By-Laws of
                                 the Registrant(22)
                    (iii)        Copy of Amendment #15 to the By-Laws
                                 (23)
                    (iv)         Copy of Amendment #16 to the By-Laws of
                                 the Registrant (24)
                    (v)          Copy of Amendment #17 to the By-Laws of
                                 the Registrant (25)
                    (vi)         Copy of Amendment #18 to the By-Laws of
                                 the Registrant (25)
             c)                  Copies of Specimen Certificates for
                                 Shares of Capital Stock of the
                                 Registrant's Class A Shares, Class B
                                 Shares and Class C Shares; (16)
             d)     (i)          Conformed Copy of Investment Advisory
                                 Contract of the Registrant;(9)
                    (ii)         Conformed copy of Amendment dated June
                                 1, 2001 to the Investment Advisory
                                 Contract of the Registrant; (21)
             e)     (i)          Conformed Copy of Distributor's
                                 Contract of the Registrant; (12)
                    (ii)         Conformed Copy of Exhibit A to the
                                 Distributor's Contract of the
                                 Registrant; (20)
                    (iii)        Conformed Copy of Exhibit B to the
                                 Distributor's Contract of the
                                 Registrant; (20)
                    (iv)         Conformed Copy of Distributor's
                                 Contract (Class B Shares) including
                                 Exhibit 1 and Schedule A and B; (17)
                    (v)          The Registrant hereby incorporates the
                                 conformed copy of the specimen Mutual
                                 Funds Sales and Service Agreement;
                                 Mutual Funds Service Agreement; and
                                 Plan Trustee/Mutual Funds Service
                                 Agreement from Item 24(b)(6) of the
                                 Cash Trust Series II Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on July 24, 1995 (File
                                 Numbers 33-38550 and 811-6269);
                    (vi)         Conformed copy of Amendment dated June
                                 1, 2001 to Distributor's Contract of
                                 the Registrant; (21)
                    (vii)        Conformed copy of Amendment dated
                                 October 1, 2003 to Distributor's
                                 Contract of the Registrant (23)
             f)                  Not applicable;
             g)     (i)          Conformed Copy of Custodian Contract of
                                 the Registrant; (13)
                    (ii)         Conformed Copy of Custodian Fee
                                 Schedule; (17)
                    (iii)        Conformed copy of Amendment to
                                 Custodian Contract of the Registrant;
                                 (21)
             h)     (i)          Conformed Copy of Amended and Restated
                                 Agreement for Fund Accounting Services,
                                 Administrative Services, Transfer
                                 Agency Services and Custodian Services
                                 Procurement; (15)
                    (ii)         The responses described in Item 23(e)
                                 (v) are hereby incorporated by
                                 reference.
                    (iii)        The Registrant hereby incorporates the
                                 conformed copy of Amendment No. 2 to
                                 the Amended & Restated Agreement for
                                 Fund Accounting Services,
                                 Administrative Services, Transfer
                                 Agency Services and Custody Services
                                 Procurement from Item 23 (h) (v) of the
                                 Federated U.S. Government Securities:
                                 2-5 Years Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 March 30, 2004. (File Nos. 2-75769 and
                                 811-3387);
                    (iv)         The Registrant hereby incorporates the
                                 conformed copy of Amendment No. 3 to
                                 the Amended & Restated Agreement for
                                 Fund Accounting Services,
                                 Administrative Services, Transfer
                                 Agency Services and Custody Services
                                 Procurement from Item 23 (h) (v) of the
                                 Federated U.S. Government Securities:
                                 2-5 Years Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 March 30, 2004. (File Nos. 2-75769 and
                                 811-3387);
                    (v)          Conformed Copy of Principal Shareholder
                                 Services Agreement (Class B Shares)
                                 including Exhibit 1 and Schedule A and
                                 B; (17)
                    (vi)         Conformed Copy of Shareholders Services
                                 Agreement (Class B Shares) including
                                 Exhibit 1 and Schedule A; (17)
                    (vii)        The Registrant hereby incorporates by
                                 reference the conformed copy of the
                                 Agreement for Administrative Services,
                                 with Exhibit 1 and Amendments 1 and 2
                                 attached, between Federated
                                 Administrative Services and the
                                 Registrant from Item 23(h) (iv) of the
                                 Federated Total Return Series, Inc.
                                 Registration Statement on Form N-1A,
                                 filed with the Commission on November
                                 29, 2004.  (File Nos. 33-50773 and 811-
                                 7115);
                    (viii)       The Registrant hereby incorporates the
                                 conformed copy of the Second Amended
                                 and Restated Services Agreement, with
                                 attached Schedule 1 revised 6/30/04,
                                 from Item 23(h) (vii) of the Cash Trust
                                 Series, Inc. Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 July 29, 2004. (File Nos. 33-29838 and
                                 811-5843)
                    (ix)         The Registrant hereby incorporates the
                                 conformed copy of the Financial
                                 Administration and Accounting Services
                                 Agreement, with attached Exhibit A
                                 revised 6/30/04, from Item (h) (viii)
                                 of the Cash Trust Series, Inc.
                                 Registration Statement on Form N-1A,
                                 filed with the Commission on July 29,
                                 2004. (File Nos. 33-29838 and 811-5843)
                    (x)          The Registrant hereby incorporates the
                                 conformed copy of Transfer Agency and
                                 Service Agreement between the Federated
                                 Funds and State Street Bank and Trust
                                 Company from Item 23(h)(viii)of the
                                 Federated Total Return Government Bond
                                 Fund Registration Statement on Form N-
                                 1A, filed with the Commission on April
                                 28, 2006 (File Nos. 33-60411 and 811-
                                 07309);
                    (xi)         Conformed copy of the Financial
                                 Administration and Accounting Services
                                 Agreement, with attached Exhibit A
                                 revised 1/1/07; (+)
             i)                  Conformed Copy of Opinion and Consent
                                 of Counsel as to legality of shares
                                 being registered; (2);
             j)                  Conformed Copy of Consent of
                                 Independent Registered Public
                                 Accounting Firm; (25)
             k)                  Not applicable;
             l)                  Conformed Copy of Initial Capital
                                 Understanding; (2)
             m)     (i)          Conformed Copy of Distribution Plan of
                                 the Registrant; (12)
                    (ii)         Conformed Copy of Exhibit A of
                                 Distribution Plan of the Registrant;
                                 (20)
                    (iii)        The responses described in Item 23(e)
                                 (v) are hereby incorporated by
                                 reference.
                    (ii)         Conformed Copy of Exhibit 1 and
                                 Schedule A to Distribution Plan (Class
                                 B Shares) of the Registrant; (17)
                    (iii)        Conformed copy of Distribution Plan
                                 (including Exhibit A) of the
                                 Registrant;(23)
             n)                  The Registrant hereby incorporates the
                                 Copy of the Multiple Class Plan and
                                 attached Exhibits from Item (n) of the
                                 Federated Income Trust Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on March 31, 2005. (File
                                 Nos. 2-75366 and 811-3352)
                    (i)          Conformed Copy of the Multiple Class
                                 Plan and attached Exhibits; (+)
             o)     (i)          Conformed Copy of Power of Attorney of
                                 the Registrant; (20)
                    (ii)         Conformed Copy of Power of Attorney
                                 Director of the Registrant; ((25))
                    (iii)        Conformed Copy of Power of Attorney of
                                 Director of the Registrant; ((25))
                    (iv)         Conformed Copy of Power of Attorney of
                                 Treasurer of the Registrant; ((25))
             p)     (i)          The Registrant hereby incorporates the
                                 copy of the Code of Ethics for Access
                                 Persons from Item 23(p) of the Money
                                 Market Obligations Trust Registration
                                 Statement on Form N-1A filed with the
                                 Commission on February 26, 2004. (File
                                 Nos. 33-31602 and 811-5950).
                    (ii)         The Registrant hereby incorporates the
                                 conformed copy of the Federated
                                 Investors, Inc. Code of Ethics for
                                 Access Persons, effective 1/1/2005,
                                 from Item 23(p) of the Money Market
                                 Obligations Trust Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on February 25, 2005.  (File
                                 Nos. 33-31602 and 811-5950);

+      All exhibits have been filed electronically.

2. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form S-5 filed November 29, 1976. (File Nos. 2-57181 and 811-2677)
   9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed July 17, 1990. (File Nos. 2-57181 and 811-2677)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 38 on Form N-1A filed July 22, 1992. (File Nos. 2-57181 and 811-2677)
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 42 on Form N-1A filed May 25, 1994.
       (File Nos. 2-57181 and 811-2677)
13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 45 on Form N-1A filed May 25, 1995. (File Nos. 2-57181 and 811-2677)
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 48 on Form N-1A filed May 28, 1996. (File Nos. 2-57181 and 811-2677)
16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 50 on Form N-1A filed May 29, 1997. (File Nos. 2-57181 and 811-2677)
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 51 on Form N-1A filed May 29, 1998. (File Nos. 2-57181 and 811-2677)
 20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 56 on Form N-1A filed May 25, 2001. (File Nos. 2-
       57181 and 811-2677)
 21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 57 on Form N-1A filed May 29, 2002. (File Nos. 2-
       57181 and 811-2677)
 22. Response is incorporated by reference to Registrant's Post Effective Amendment No. 58 on Form N-1A filed May 28, 2003. (File Nos. 2-
       57181 and 811-2677)
23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on From N-1A filed June 1, 2004.
24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 60 on From N-1A filed May 27, 2005.
25. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 60 on From N-1A filed May 27, 2005.




Item 24.     Persons Controlled by or Under Common Control with the
             Fund:

             None

Item 25.    Indemnification: (11)


Item 26.     Business and Other Connections of Investment Adviser:

For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard,
P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE  19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:              John B. Fisher

Vice Chairman:            William D. Dawson, III

Senior Vice Presidents:   Todd Abraham
                          J. Scott Albrecht
                          Joseph M. Balestrino
                          Randall Bauer
                          Jonathan C. Conley
                          Deborah A. Cunningham
                          Mark E. Durbiano
                          Donald T. Ellenberger
                          Susan R. Hill
                          Robert M. Kowit
                          Jeffrey A. Kozemchak
                          Mary Jo Ochson
                          Robert J. Ostrowski
                          Ihab Salib
                          Paige Wilhelm

Vice Presidents:          Nancy J.Belz
                          G. Andrew Bonnewell
                          Hanan Callas
                          Jerry Conner
                          James R. Crea, Jr.
                          Karol Crummie
                          Lee R. Cunningham, II
                          B. Anthony Delserone,Jr.
                          William Ehling
                          Eamonn G. Folan
                          Richard J. Gallo
                          John T. Gentry
                          Kathyrn P. Glass
                          Patricia L. Heagy
                          William R. Jamison
                          Nathan H. Kehm
                          John C. Kerber
                          J. Andrew Kirschler
                          Marian R. Marinack
                          Kevin McCloskey
                          John W. McGonigle
                          Natalie F. Metz
                          Thomas J. Mitchell
                          Joseph M. Natoli
                          Bob Nolte
                          Mary Kay Pavuk
                          Jeffrey A. Petro
                          John Polinski
                          Rae Ann Rice
                          Brian Ruffner
                          Roberto Sanchez-Dahl,Sr.
                          John Sidawi
                          Michael W. Sirianni, Jr.
                          Christopher Smith
                          Kyle Stewart
                          Mary Ellen Tesla
                          Timothy G. Trebilcock
                          Paolo H. Valle
                          Stephen J. Wagner
                          Mark Weiss
                          George B. Wright

Assistant Vice Presidents:       Jerome Conner
                                 Richard Cumberledge
                                 Jason DeVito
                                 Bryan Dingle
                                 Timothy Gannon
                                 James Grant
                                 Tracey L. Lusk
                                 Ann Manley
                                 Karl Mocharko
                                 Joseph Mycka
                                 Nick Navari
                                 Gene Neavin
                                 Liam O'Connell
                                 Rae Ann Rice
                                 Brian Ruffner
                                 Nichlas S. Tripodes

Secretary:                       G. Andrew Bonnewell

Treasurer:                       Thomas R. Donahue


Assistant Treasurer:             Denis McAuley, III

The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.


Item 27.     Principal Underwriters:

             (a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

                    Cash Trust Series, Inc.; Cash Trust Series II; Federated Adjustable Rate Securities Fund; Federated American Leaders Fund, Inc.; Federated Core Trust; Federated Core Trust II, L.P.; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Intermediate Government Fund, Inc. Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Managed Pool Series; Federated MDT Series; Federated Municipal High Yield Advantage Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Edward Jones Money Market Fund and Money Market Obligations Trust.


         (b)

          (1)                          (2)                           (3)
Positions and Offices                                      Positions and Offices
  With Distributor                     Name                    With Registrant
_____________________           _________________          _____________________
Chairman:                       Richard B. Fisher          Vice President

Executive Vice
Vice President, Assistant
Secretary and Director:         Thomas R. Donahue

President and Director:         Thomas E. Territ

Vice President and Director:    Peter J. Germain

Treasurer and Director:         Denis McAuley III

Senior Vice Presidents:         Michael Bappert
                                Michael Benacci
                                Richard W. Boyd
                                Charles L. Davis, Jr.
                                Laura M. Deger
                                Peter W. Eisenbrandt
                                Theodore Fadool, Jr.
                                Christopher Fives
                                James S. Hamilton
                                James M. Heaton
                                Harry J. Kennedy
                                Michael W. Koenig
                                Anne H. Kruczek
                                Amy Michaliszyn
                                Richard C. Mihm
                                Keith Nixon
                                Solon A. Person, IV
                                Chris Prado
                                Brian S. Ronayne
                                Colin B. Starks
                                Robert F. Tousignant
                                William C. Tustin
                                Paul Uhlman

Vice Presidents:                Irving Anderson
                                Dan Berry
                                John B. Bohnet
                                Edward R. Bozek
                                Jane E. Broeren-Lambesis
                                Daniel Brown
                                Bryan Burke
                                Mark Carroll
                                Dan Casey
                                Scott Charlton
                                Steven R. Cohen
                                James Conely
                                Kevin J. Crenny
                                G. Michael Cullen
                                Beth C. Dell
                                Ron Dorman
                                Donald C. Edwards
                                Lee England
                                Timothy Franklin
                                Peter Germain
                                Jamie Getz
                                Scott Gundersen
                                Peter Gustini
                                Dayna C. Haferkamp
                                Raymond J. Hanley
                                Vincent L. Harper, Jr.
                                Bruce E. Hastings
                                Jeffrey S. Jones
                                Ed Koontz
                                Christopher A. Layton
                                Michael H. Liss
                                Michael R. Manning
                                Michael Marcin
                                Martin J. McCaffrey
                                Mary A. McCaffrey
                                Richard C. Mihm
                                Vincent T. Morrow
                                Doris T. Muller
                                Alec H. Neilly
                                Rebecca Nelson
                                John A. O'Neill
                                James E. Ostrowski
                                Stephen Otto
                                Brian Paluso
                                Mark Patsy
                                Richard Paulson
                                Robert F. Phillips
                                Josh Rasmussen
                                Richard A. Recker
                                Ronald Reich
                                Christopher Renwick
                                Diane M. Robinson
                                Timothy A. Rosewicz
                                Thomas S. Schinabeck
                                Edward J. Segura
                                Peter Siconolfi
                                Edward L. Smith
                                John A. Staley
                                Jack L. Streich
                                Mark Strubel
                                Michael Vahl
                                David Wasik
                                G. Walter Whalen
                                Stephen White
                                Jeff Wick
                                Lewis Williams
                                Edward J. Wojnarowski
                                Michael P. Wolff
                                Erik Zettlemayer
                                Paul Zuber

Assistant Vice Presidents:      Robert W. Bauman
                                William Rose

Secretary:                      C. Todd Gibson

Assistant Treasurer:            Lori A. Hensler
                                Richard A. Novak

The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

          (c)     Not applicable


Item 28.     Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                       Reed Smith LLP
                                 Investment Management Group (IMG)
                                 Federated Investors Tower
                                 12th Floor
                                 1001 Liberty Avenue
                                 Pittsburgh, PA  15222-3779
                                 (Notices should be sent to the Agent for Service at above address)

                                 Federated Investors Funds
                                 5800 Corporate Drive
                                 Pittsburgh, PA  15237-7000

State Street Bank and            P.O. Box 8600
  Trust Company                  Boston, MA 02266-8600
("Custodian, Transfer Agent
and Dividend Disbursing
Agent")

Federated Services Company       Federated Investors Tower
("Administrator")                1001 Liberty Avenue
                                 Pittsburgh, PA  15222-3779

Federated Investment             Federated Investors Tower
Management Company               1001 Liberty Avenue
("Adviser")                      Pittsburgh, PA  15222-3779

Item 29.     Management Services:  Not applicable

Item 30.     Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16 (c) of the 1949 Act with respect to the removal of Trustees/Directors and the calling of special shareholder meetings by shareholders.

                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED MUNICIPAL SECURITIES FUND, INC., CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of March 2007.

             FEDERATED MUNICIPAL SECURITIES FUND, INC.
BY: /s/ George F. Magera
George F. Magera, Assistant Secretary
March 30, 2007


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                             TITLE                    DATE

By: /s/ George F. Magera             Attorney In Fact         March 30, 2007
    George F. Magera                 for the Persons
    ASSISTANT SECRETARY              Listed Below

John F. Donahue*                     Chairman and Director

J. Christopher Donahue*              President and Director
                                     (Principal Executive Officer)

Richard B. Fisher*                   Vice Chairman

Richard J. Thomas*                   Treasurer (Principal Financial
                                     Officer)

Thomas G. Bigley*                    Director

John T. Conroy, Jr.*                 Director

Nicholas P. Constantakis*            Director

John F. Cunningham*                  Director

Lawrence D. Ellis, M.D.*             Director

Peter E. Madden*                     Director

Charles F. Mansfield, Jr.*           Director

John E. Murray, Jr., J.D., S.J.D.*   Director

Marjorie P. Smuts*                   Director

John S. Walsh*                       Director

* By Power of Attorney